                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 31, 2005

                         Meditech Pharmaceuticals, Inc.
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        000-12561                 95-3819300
------------------------         ---------------------       -------------------
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)

               558 Lime Rock Road, Lime Rock, Connecticut 06039
           (Address of principal execute offices, including zip code)

                                 (860)435-7000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 9.01      Financial Statements and Exhibits
               ---------------------------------

                          INDEX TO FINANCIAL STATEMENTS

                         MEDITECH PHARMACEUTICALS, INC.
                        (PRO-FORMA FINANCIAL STATEMENTS)

PRO-FORMA CONSOLIDATED BALANCE SHEET                                   F-1
    (UNAUDITED), MARCH 31, 2005.

PRO-FORMA STATEMENTS OF OPERATIONS                                     F-2
    (UNAUDITED)FOR THE YEAR
    ENDED DECEMBER 31, 2004.

PRO-FORMA STATEMENTS OF OPERATIONS                                     F-3
    (UNAUDITED) FOR THE THREE MONTHS
    ENDED MARCH 31, 2005.

NOTES TO UNAUDITED PRO-FORMA                                           F-4
    CONSOLIDATED FINANCIAL STATEMENTS.

                            BAZHOU DELI SOLAR ENERGY
                                HEATING CO., LTD
                        (UNAUDITED FINANCIAL STATEMENTS)

BALANCE SHEET (UNAUDITED)                                              F-6
    MARCH 31, 2005.

STATEMENT OF OPERATIONS (UNAUDITED)                                    F-7
    FOR THE THREE MONTHS ENDED
    MARCH 31, 2005,AND 2004.

STATEMENT OF CHANGES IN EQUITY (UNAUDITED)                             F-8
    FOR THREE MONTHS ENDED, MARCH 31, 2005
    AND YEAR ENDED DECEMBER 31,2004.

STATEMENTS OF CASH FLOWS (UNAUDITED)                                   F-9
    FOR THREE MONTHS ENDED MARCH 31, 2005
    AND 2004.

NOTES TO UANAUDITED FINANCIAL STATEMENTS.                              F-10

                            BAZHOU DELI SOLAR ENERGY
                                HEATING CO., LTD
                         (AUDITED FINANCIAL STATEMENTS)

REPORT OF INDEPENDENT REGISTERED PUBLIC                                F-15
         ACCOUNTING FIRM, CHILD, SULLIVAN
         & COMPANY, DATED MARCH 22, 2005.

BALANCE SHEETS (AUDITED),                                              F-16
         DECEMBER 31, 2004 AND 2003.

STATEMENTS OF OPERATIONS (AUDITED) FOR                                 F-18
         YEARS ENDED DECEMBER 31, 2004 AND 2003.

STATEMENTS OF CHANGES IN EQUITY (AUDITED)                              F-19
         FOR YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002.

STATEMENTS OF CASH FLOWS (AUDITED)                                     F-20
         FOR YEARS ENDED DECEMBER 31, 2004 AND 2003.

NOTES TO AUDITED FINANCIAL STATEMENTS                                  F-21
         DECEMBER 31, 2004 AND 2003.

                         MEDITECH PHARMACEUTICALS INC.

                PRO-FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                 MARCH 31, 2005



                                                                     BVI          Bazhou      Consolidating     Pro-forma
                                                                -----------    -----------    -------------    ------------
                  ASSETS                          Meditech       Deli Solar     Deli Solar       Entries       Consolidated
                                                 ---------      -----------    -----------    -------------    ------------

Current assets
  Cash and cash equivalents                     $  4,432,630    $    200,442   $    893,552                    $  5,526,624
    Trade accounts receivable                              -               -        255,049                         255,049
    Allowances for doubtful accounts                       -               -        (88,600)              -         (88,600)
                                               -------------    ------------   ------------    ------------    ------------
  Net trade accounts receivable                            -               -        166,449               -         166,449
  Prepaid expenses                                         -               -        384,164                         384,164
  Related party receivable                           500,000         205,797        451,077        (705,797)        451,077
  Subscription receivable                            252,000               -              -         252,000
  Inventories                                              -               -        487,470               -         487,470
                                               -------------    ------------   ------------    ------------    ------------

Total current assets                               5,184,630         406,239      2,382,712        (705,797)      7,267,784

  Property, plant and equipment
    Buildings                                              -               -      1,575,401                       1,575,401
    Machinery and equipment                                -               -         42,236                          42,236
    Vehicles                                               -               -         61,474                          61,474
    Computer equipment                                     -               -          5,818                           5,818
    Office equipment                                       -               -          3,512                           3,512
    Construction in progress                               -               -      1,030,199               -       1,030,199
                                               -------------    ------------   ------------    ------------    ------------
  Total                                                    -               -      2,718,640               -       2,718,640
    Accumulated depreciation                               -               -       (131,391)              -        (131,391)
                                               -------------    ------------   ------------    ------------    ------------
  Net property, plant and equipment                        -               -      2,587,249               -       2,587,249

  Investment in subsidiary                         3,761,649       4,377,166              -      (8,138,815)              -
  Prepaid land lease                                       -               -         67,715               -          67,715
                                               -------------    ------------   ------------    ------------    ------------
Total other assets                                 3,761,649       4,377,166         67,715      (8,138,815)         67,715
                                               -------------    ------------   ------------    ------------    ------------

Total assets                                   $  8,946,279     $  4,783,405   $  5,037,676    $ (8,844,612)   $  9,922,748
                                               ============     ============   ============    ============    ============

  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

  Trade accounts payable                       $          -     $          -   $     67,431                    $     67,431
  Related party payable                                   -          821,756              -        (705,797)        115,959
  Other payables                                          -          200,000         54,607         254,607
  Accrued expenses                                        -                -            668             668
  Deposits                                                -                -          4,962           4,962
  Short-term notes payable                                -                -        533,213               -         533,213
                                               ------------    -------------   ------------    ------------    ------------

Total current liabilities                                 -        1,021,756        660,881        -705,797         976,840

Stockholders' equity

  Common stock                                       36,850           50,000        821,256        (871,256)         36,850
  Additional paid in capital                     24,151,594        2,838,189              -     (21,636,264)      5,353,519
  Retained earnings                             (15,242,165)         873,460      3,555,539      14,368,705       3,555,539
                                               ------------    -------------   ------------    ------------    ------------

Total stockholders' equity                        8,946,279        3,761,649      4,376,795      -8,138,815       8,945,908
                                               ------------    -------------   ------------    ------------    ------------

Total Liabilities and stockholders' equity     $  8,946,279    $   4,783,405   $  5,037,676    $ (8,844,612)   $  9,922,748
                                               ============    =============   ============    ============    ============


See notes to unaudited pro-forma consolidated financial statements

                                      F-1

                         MEDITECH PHARMACEUTICALS INC.

                 PRO-FORMA STATEMENTS OF OPERATIONS (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 2004



                                                                     BVI          Bazhou      Consolidating      Pro-forma
                                                                -----------    -----------    -------------    ------------
                                                 Meditech        Deli Solar     Deli Solar       Entries       Consolidated
                                                ----------      -----------    -----------    -------------    ------------

Sales revenues                                  $        -       $        -    $ 9,380,246      $        -     $  9,380,246
Cost of goods sold                                       -                -      6,633,836               -        6,633,836
                                                ----------       ----------    -----------      ----------     ------------

Gross profit                                             -                -      2,746,410               -        2,746,410

Operating expenses

Advertising                                              -                -        249,084               -          249,084
Other selling expenses                                   -                -         86,217               -           86,217
Salaries and benefits                                    -                -        170,008               -          170,008
Depreciation                                             -                -         31,471               -           31,471
Other general and administrative                   307,936                -        118,739               -          426,675
                                                ----------       ----------    -----------      ----------     ------------

Total operating expenses                           307,936                -        655,519               -          963,455
                                                ----------       ----------    -----------      ----------     ------------

Net operating income                              (307,936)               -      2,090,891               -        1,782,955

Other income (expense)

Interest income                                         70                -              -               -               70
Interest expense                                                                       (43)                             (43)
Gain on asset disposal                                   -                -         (3,971)              -           (3,971)
Other                                                    -                -         50,148               -           50,148
                                                ----------       ----------    -----------      ----------     ------------

Total other income (expense)                            70                -         46,134               -           46,204
                                                ----------       ----------    -----------      ----------     ------------

Net income before taxes                           (307,866)               -      2,137,025               -        1,829,159

Taxes                                                    -                -              -               -                -
                                                ----------       ----------    -----------      ----------     ------------

Net income                                      $ (307,866)      $        -    $ 2,137,025      $        -     $  1,829,159
                                                ==========       ==========    ===========      ==========     ============


See notes to unaudited pro-forma consolidated financial statements

                                      F-2

                         MEDITECH PHARMACEUTICALS INC.

                 PRO-FORMA STATEMENTS OF OPERATIONS (UNAUDITED)

                    FOR THE THREE MONTHS ENDED MARCH 31, 2005


                                                                     BVI          Bazhou      Consolidating     Pro-forma
                                                                -----------    -----------    -------------    ------------
                                                 Meditech        Deli Solar     Deli Solar       Entries       Consolidated
                                                ----------      -----------    -----------    -------------    ------------

Sales revenues                                 $       -         $    -        $ 1,199,033     $       -        $ 1,199,033
Cost of goods sold                                     -              -            950,114             -            950,114
                                               -----------       --------      -----------     -----------      -----------

Gross profit                                           -              -            248,919             -            248,919

Operating expenses

Advertising                                            -              -             60,067             -             60,067
Other selling expenses                                 -              -              6,704             -              6,704
Salaries and benefits                                  -              -             28,966             -             28,966
Depreciation                                           -              -              7,221             -              7,221
Other general and administrative                    44,041             58           28,509             -             72,608
                                               -----------       --------      -----------     -----------      -----------

Total operating expenses                            44,041             58          131,467             -            175,566
                                               -----------       --------      -----------     -----------      -----------

Net operating income                               (44,041)           (58)         117,452             -             73,353

Other income (expense)

Interest income                                         23            -                -               -                 23
Interest expense                                                                   (10,857)                         (10,857)
Gain on debt forgiveness                         2,278,158            -                -        (2,278,158)             -
                                               -----------       --------      -----------     -----------      -----------

Total other income (expense)                     2,278,181            -            (10,857)     (2,278,158)         (10,834)
                                               -----------       --------      -----------     -----------      -----------

Net income before taxes                          2,234,140            (58)         106,595      (2,278,158)          62,519

Taxes                                                  -              -                -               -                -
                                               -----------       --------      -----------     -----------      -----------

Net income                                     $ 2,234,140       $    (58)     $   106,595     $(2,278,158)     $    62,519
                                               ===========       ========      ===========     ===========      ===========


See notes to unaudited pro-forma consolidated financial statements

                                      F-3

                          MEDITECH PHARMACEUTICALS INC.

         NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2005

1. BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements include the accounts of Meditech Pharmaceuticals, Inc. (Meditech), Deli Solar Holding Ltd. (BVI Deli
Solar), and Bazhou Deli Solar Energy Heating Co., Ltd. (Bazhou Deli Solar).
Meditech acquired BVI Deli Solar in a stock exchange on March 31, 2005. Prior to that, BVI Deli Solar acquired Bazhou Deli Solar. Both acquisition transactions are treated as reverse mergers, in which Bazhou Deli Solar is treated as the accounting acquirer. Thus, the financial statements will be primarily those of
Bazhou Deli Solar with the adoption of the capital structure of Meditech.

Meditech is the registrant, a Nevada development stage company incorporated on
March 21, 1983. Meditech has a fiscal year end of May 31, and currently has no operations other than the acquisition of BVI Deli Solar on March 31, 2005. The balance sheet of Meditech on February 28, 2005, as filed with Form 10-QSB, contained no assets and no liabilities. The balance sheet of Meditech as of
March 31, 2005 is presented in the pro-forma consolidated balance sheet. It includes the effects of the private placement that occurred on March 31, 2005.
The statement of operations of Meditech for the year ended May 31, 2004, as filed with Form 10-KSB is presented in the pro-forma consolidated statement of operations for the year ended December 31, 2004. The statement of operations of
Meditech for the three months ended February 28, 2005, as filed with Form 10-QSB is presented in the pro-forma consolidated statement of operations for the three months ended March 31, 2005. During the three months ended February 28, 2005,
Meditech had no operations other than general and administrative expenses. The income from debt forgiveness will be non-recurring, and has therefore been eliminated on pro-forma consolidation.

BVI Deli Solar was incorporated in the British Virgin Islands on June 10, 2004, for the purpose of acquiring and holding Bazhou Deli Solar, and has no other operations. The unaudited balance sheet of BVI Deli Solar as of March 31, 2005 is included in the pro-forma consolidated balance sheet. BVI Deli Solar had no revenues or expenses for the period from inception to December 31, 2004. BVI
Deli Solar had no revenues and only minimal expenses for the three months ended
March 31, 2005. Accordingly, those expenses are included on the pro-forma consolidated statement of operations for the three months ended March 31, 2005.

Bazhou Deli Solar was incorporated on August 19, 1997 in the People's Republic of China (the PRC), and is in the business of manufacturing and selling solar energy heaters, heating stoves, related accessories, and other solar energy products within the PRC. Bazhou Deli Solar's audited balance sheet as of
December 31, 2004 is included in the pro-forma consolidated balance sheet.
Bazhou Deli Solar's audited statement of operations for the year ended December
31, 2004 is included in the pro-forma consolidated statement of operations for the year ended December 31, 2004, and its unaudited statement of operations for the three months ended March 31, 2005 is included in the pro-forma consolidated statement of operations for the three months ended March 31, 2005.

                                      F-4

                          MEDITECH PHARMACEUTICALS INC.

         NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2005

2. CONSOLIDATING ENTRIES

The consolidating entries on the pro-forma consolidated balance sheet eliminate related party receivables against corresponding related party payables. There are also entries to eliminate investments in subsidiary accounts, to agree retained earnings to those of Bazhou Deli Solar, and to adjust common stock and additional paid in capital accounts to the capital structure of the registrant.

The consolidating entries on the pro-forma consolidated statement of operations for the three months ended March 31, 2005 eliminate the effect of a non-recurring gain on debt forgiveness.

                                      F-5

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                           BALANCE SHEET (UNAUDITED)

                                                             March 31,
                                                             ---------
      ASSETS                                                    2005
                                                                ----
Current assets
 Cash and cash equivalents                                  $   893,552
  Trade accounts receivable                                     255,049
  Allowances for doubtful accounts                              (88,600)
                                                            -----------
 Net trade accounts receivable                                  166,449
 Prepaid expenses                                               384,164
 Related party receivable                                       451,077
 Inventories                                                    487,470
                                                            -----------

Total current assets                                          2,382,712

 Property, plant and equipment
  Buildings                                                   1,575,401
  Machinery and equipment                                        42,236
  Vehicles                                                       61,474
  Computer equipment                                              5,818
  Office equipment                                                3,512
  Construction in progress                                    1,030,199
                                                            -----------
 Total                                                        2,718,640
  Accumulated depreciation                                     (131,391)
                                                            -----------
 Net property, plant and equipment                            2,587,249

 Other receivables                                                  -
 Prepaid land lease                                              67,715
                                                            -----------
Total other assets                                               67,715
                                                            -----------

Total assets                                                $ 5,037,676
                                                            ===========

     LIABILITIES AND EQUITY

Current liabilities
  Trade accounts payable                                    $    67,431
  Other payables                                                 54,607
  Accrued expenses                                                  668
  Deposits                                                        4,962
  Short-term notes payable                                      533,213
                                                            -----------

Total current liabilities                                       660,881

Equity
  Registered Capital                                            821,256
  Retained earnings                                           3,555,539
                                                            -----------

Total Equity                                                  4,376,795
                                                            -----------

Total Liabilities and Equity                                $ 5,037,676
                                                            ===========

See notes to unaudited financial statements

                                      F-6

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                                                         Three months ended
                                                               March 31,
                                                     ---------------------------
                                                         2005              2004
                                                     -----------        --------

Sales revenues                                       $ 1,199,033        $938,884
Cost of goods sold                                       950,114         738,679
                                                     -----------        --------

Gross profit                                             248,919         200,205

Operating expenses

Advertising                                               60,067           2,077
Other selling expenses                                     6,704           3,624
Salaries and benefits                                     28,966          12,326
Depreciation                                               7,221           8,046
Other general and administrative expenses                 28,509          48,514
                                                     -----------        --------

Total operating expenses                                 131,467          74,587
                                                     -----------        --------

Net operating income                                     117,452         125,618

Other income (expense)
Interest expense                                         (10,857)              -
Other                                                          -           1,568
                                                     -----------        --------

Total other income (expense)                             (10,857)          1,568
                                                     -----------        --------

Net income before taxes                                  106,595         127,186

Taxes                                                          -               -
                                                     -----------        --------

Net income                                           $   106,595        $127,186
                                                     ===========        ========

See notes to unaudited financial statements

                                      F-7

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                  STATEMENTS OF CHANGES IN EQUITY (UNAUDITED)

                                 REGISTERED     RETAINED
                                  CAPITAL       EARNINGS        TOTALS
                                -----------   -----------    -----------
Balances at January 1, 2004     $   821,256   $ 1,467,716    $ 2,288,972

Net income                                      2,137,025      2,137,025
Dividends paid                           --      (155,797)      (155,797)
                                -----------   -----------    -----------

Balance at December 31, 2004        821,256     3,448,944      4,270,200
Net income                               --       106,595        106,595
                                -----------   -----------    -----------

Balance at March 31, 2005       $   821,256   $ 3,555,539    $ 4,376,795
                                ===========   ===========    ===========

See notes to unaudited financial statements

                                      F-8

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                      STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                          Three months ended
                                                               March 31,
                                                      --------------------------
                                                          2005          2004
                                                      -----------   -----------
Cash flows from operating activities:
  Net earnings                                        $   106,595   $   127,186
  Adjustments to reconcile net income
    to net cash provided by (used in) operations:
    Depreciation and amortization                           7,295         8,046
    Provision for allowance on accounts receivable             --        (1,316)
    Changes in operating liabilities and assets:
      Trade accounts receivable                           (38,994)        2,490
      Prepaid expenses                                    (31,120)     (283,380)
      Related party receivables                           105,416        45,319
      Inventories                                        (188,472)       (2,760)
      Other receivables                                    18,116            --
      Prepaid land lease                                      371           371
      Trade accounts payable                               19,460        53,729
      Other payables                                      (27,139)      (18,189)
      Accrued expenses                                   (211,566)        4,722
      Deposits                                             (7,486)        4,529
                                                      -----------   -----------
   Net cash provided by operations                       (247,524)      (59,253)

 Cash flows from investing activities:
   Purchases of property, plant and equipment             (49,991)     (167,545)
                                                      -----------   -----------
       Net cash used in investing activities              (49,991)     (167,545)

 Cash flows from financing activities:
   Proceeds from short-term notes payable                      --        84,541
                                                      -----------   -----------
       Net cash provided by financing activities               --        84,541
                                                      -----------   -----------

   Increase in cash and cash equivalents                 (297,515)     (142,257)

   Cash and cash equivalents, beginning of period       1,191,067     1,109,110
                                                      -----------   -----------
   Cash and cash equivalents, end of period           $   893,552   $   966,853
                                                      ===========   ===========

 Supplemental disclosures of cash flow information:
   Interest paid in cash                              $    10,857   $     4,041
                                                      ===========   ===========

See notes to unaudited financial statements

                                      F-9

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.   NATURE OF OPERATIONS

Bazhou Deli Solar Energy Heating Co., Ltd. (the Company) was incorporated on
August 19, 1997 under the laws of the People's Republic of China (the PRC). In the PRC, Ltd, or Limited, is equivalent to Inc, or Incorporated, in the United
States (US).

The Company primarily manufactures and sells solar energy heaters, heating stoves, related accessories, and other solar energy products within the PRC.

2.   BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP). This basis differs from that used in the statutory accounts of the Company, which were prepared in accordance with the accounting principles and relevant financial regulations applicable to enterprises in the PRC. All necessary adjustments have been made to present the financial statements in accordance with US GAAP.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Economic and Political Risks

The Company faces a number of risks and challenges as a result of having primary operations and markets in the PRC. Changing political climates in the PRC could have a significant effect on the Company's business.

Cash and Cash Equivalents

For purposes of the statements of cash flows, cash and cash equivalents includes cash on hand and demand deposits held by banks. Cash deposits in banks are not insured by any government agency or entity.

Trade Accounts Receivable

Trade accounts receivable are recognized and carried at original invoice amount less an allowance for any uncollectible amounts. Management reviews past due accounts on a regular basis and determines collectibility based on a customer's current financial condition and recent payment history, and success in recent collection efforts. An estimate for doubtful accounts is made when collection of the full amount becomes questionable.

                                      F-10

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventories

Inventories consist of raw materials and low cost consumables for the construction of the company's products, as well as finished goods. The inventories are valued at the lower of cost (first-in, first-out method) or market. Impairment and changes in market value are evaluated on a per item basis. If the cost of the inventory exceeds the market value evaluation based on total inventory, provisions are made for the difference between the cost and the market value. Provision for potential obsolete or slow moving inventory is made based on analysis of inventory levels, age of inventory and future sales forecasts.

Property, Plant, and Equipment

Property, plant and equipment is carried at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the useful lives of the assets. Amortization of leasehold improvements is calculated on a straight-line basis over the life of the asset or the term of the lease, whichever is shorter. Major renewals and betterments are capitalized and depreciated; maintenance and repairs that do not extend the life of the respective assets are charged to expense as incurred.
Upon disposal of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in income.
Depreciation related to property and equipment used in production is reported in cost of sales. Property and equipment are depreciated over their estimated useful lives as follows:

              Buildings                          50 years
              Machinery and equipment            10 years
              Vehicles                           7 years
              Computer equipment                 3 years
              Office equipment                   7 years

Land and buildings have historically been owned by the government in the PRC. As is generally the case with most businesses in the PRC, the Company has leased such assets on a lease term of 50 years and is depreciating the building over that term.

Construction in progress consists of the development of a new building intended for use as a warehouse and for additional operating capacity. Capitalized interest is included in construction in progress on the balance sheet. This new building will be owned by the Company, not by the PRC, but the land on which the building sits is still owned by the PRC and is under a 50 year lease, similar to the other land and buildings.

                                      F-11

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant, and Equipment (continued)

Long-term assets of the Company are reviewed annually to assess whether the carrying value has become impaired, according to the guidelines established in
Statement of Accounting Standards (SFAS) No. 144, "Accounting for the Impairment
of Disposal of Long-Lived Assets." The Company also evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. No impairment of assets was recorded in the periods reported.

Registered Capital

Companies in the PRC are not held by stock ownership as is the case in the US.
Those creating a company register and pay in a given amount of required registered capital at formation of the company, as required by laws in the PRC governing business entity formation.

Revenue Recognition

Revenues are recognized when (1) persuasive evidence of an arrangement exists;
(2) delivery has occurred and title has passed according to the sale terms, (3)
the seller's price to the buyer is fixed or determinable; and (4) collectibility is reasonably assured.

Advertising Expenses

Advertising costs are expensed as incurred. Advertising expense amounted to
$60,067 and $2,077 for the three months ended March 31, 2005 and 2004, respectively.

Foreign Currency and Comprehensive Income

The accompanying financial statements are presented in United States (US)
dollars. The functional currency is the Renminbi (RMB). The financial statements are translated into US dollars from RMB at year-end exchange rates for assets and liabilities, and weighted average exchange rates for revenues and expenses.
Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rate for RMB to US dollars has varied by only 100ths during 2005 and 2004. Thus, the consistent exchange rate used has been 8.28 RMB per each US dollar. Since there have been no greater fluctuations in the exchange rate, there is no gain or loss from foreign currency translation and no resulting other comprehensive income or loss.

RMB is not freely convertible into the currency of other nations. All such exchange transactions must take place through authorized institutions. There is no guarantee the RMB amounts could have been, or could be, converted into US dollars at rates used in translation.

                                      F-12

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

Currently, the Company has recorded no income taxes and no deferred taxes because it pays a fixed tax as assessed, and annually adjusted, by the State
Administration of Taxation of Bazhou and Bazhou Local Taxation Bureau.
Therefore, there is no income tax, per se, and there are no temporary differences in assets or liabilities.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

4.   PREPAID LAND LEASE

The Company paid in advance for the lease of one of its buildings and land for a fifty year time period, consisting of approximately $75,000 (see note 6). The amount is being amortized and recorded as rent expense over the 50 year term of the lease.

5.   SHORT-TERM NOTES PAYABLE

Short-term notes payable consist of renewable notes. The notes bear interest at rates ranging from 7.98% to 8.85%, are collateralized by the Company's inventory and building, and fall due during 2005.

6.   RELATED PARTY TRANSACTIONS

Transactions with related parties can be substantiated by the Company as `arms length' transactions. Trade accounts receivable from related parties at March
31, 2005, and 2004, respectively, were $451,077, and $37,777.

                                      F-13

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

7.   CONTINGENCIES

The Company has not, historically, carried any property or casualty insurance.
No amounts have been accrued for any liability that could arise from the lack of insurance. Management believes the chances of such an obligation arising are remote.

Deposits in banks in the PRC are not insured by any government entity or agency, and are consequently exposed to risk of loss. Management believes the probability of a bank failure, causing loss to the Company, is remote.

                                      F-14

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Stockholders
Bazhou Deli Solar Energy Heating Co., Ltd.

We have audited the accompanying balance sheet of Bazhou Deli Solar Energy
Heating Co., Ltd. as of December 31, 2004 and the related statements of operations, changes in equity, and cash flows for the years ended December 31,
2004 and 2003. These financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bazhou Deli Solar Energy
Heating Co., Ltd. as of December 31, 2004 and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.

Child, Sullivan & Company
Kaysville, Utah
March 22, 2005

                                      F-15

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                                 BALANCE SHEETS

                                                          December 31,
                                                 ------------------------------
             ASSETS                                  2004               2003
                                                 -----------        -----------
Current assets
 Cash and cash equivalents                      $ 1,191,067         $ 1,109,110
  Trade accounts receivable                         216,055             208,797
  Allowances for doubtful accounts                  (88,600)            (85,002)
                                                -----------         -----------
 Net trade accounts receivable                      127,455             123,795
 Prepaid expenses                                   353,044              29,180
 Related party receivable                           556,493              83,096
 Inventories                                        298,998             360,740
                                                -----------         -----------

Total current assets                              2,527,057           1,705,921

 Property, plant and equipment
  Buildings                                       1,575,401             911,150
  Machinery and equipment                            42,236              41,716
  Vehicles                                           61,474              66,236
  Computer equipment                                  5,818               4,972
  Office equipment                                    3,512               3,512
  Construction in progress                          980,208             226,177
                                                -----------         -----------
 Total                                            2,668,649           1,253,763
  Accumulated depreciation                         (124,096)            (95,100)
                                                -----------         -----------
 Net property, plant and equipment                2,544,553           1,158,663

 Other receivables                                   18,116                   -
 Prepaid land lease                                  68,086              69,571
                                                -----------         -----------
Total other assets                                   86,202              69,571
                                                -----------         -----------

Total assets                                    $ 5,157,812         $ 2,934,155
                                                ===========         ===========

See notes to financial statements

                                      F-16

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                           BALANCE SHEETS (CONTINUED)

                                                          December 31,
                                                 ------------------------------
      LIABILITIES AND EQUITY                        2004               2003
                                                 -----------        -----------
Current liabilities
 Trade accounts payable                           $   47,971          $   39,342
 Other payables                                       81,746              98,229
 Accrued expenses                                    212,234             212,256
 Deposits                                             12,448               5,501
 Short-term notes payable                            533,213             289,855
                                                  ----------          ----------

Total current liabilities                            887,612             645,183

Equity

 Registered Capital                                  821,256             821,256
 Retained earnings                                 3,448,944           1,467,716
                                                  ----------          ----------

Total Equity                                       4,270,200           2,288,972
                                                  ----------          ----------

Total Liabilities and Equity                      $5,157,812          $2,934,155
                                                  ==========          ==========

See notes to financial statements.

                                      F-17

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                            STATEMENTS OF OPERATIONS

                                                          Year ended
                                                          December 31,
                                                 ------------------------------
                                                    2004                2003
                                                 -----------        -----------

Sales revenues                                   $ 9,380,246        $ 6,011,870
Cost of goods sold                                 6,633,836          4,783,989
                                                 -----------        -----------

Gross profit                                       2,746,410          1,227,881

Operating expenses
Advertising                                          249,084            278,329
Other selling expenses                                86,217             11,648
Salaries and benefits                                170,008            168,181
Depreciation                                          31,471             27,054
Other general and administrative expenses            118,739             82,354
                                                 -----------        -----------

Total operating expenses                             655,519            567,566
                                                 -----------        -----------

Net operating income                               2,090,891            660,315

Other income (expense)

Interest expense                                         (43)           (63,508)
Gain on asset disposal                                (3,971)             5,446
Other                                                 50,148                 (8)
                                                 -----------        -----------

Total other income (expense)                          46,134            (58,070)
                                                 -----------        -----------

Net income before taxes                            2,137,025            602,245

Taxes                                                      -                  -
                                                 -----------        -----------

Net income                                       $ 2,137,025        $   602,245
                                                 ===========        ===========

See notes to financial statements.

                                      F-18

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                         STATEMENTS OF CHANGES IN EQUITY

                                      REGISTERED      RETAINED
                                       CAPITAL        EARNINGS         TOTALS
                                      ----------    -----------     -----------

Balances at January 1, 2002           $  821,256    $   598,275     $ 1,419,531

Net income                                     -        267,196         267,196
                                      ----------    -----------     -----------

Balance at December 31, 2002             821,256        865,471       1,686,727

Net income                                     -        602,245         602,245
                                      ----------    -----------     -----------

Balance at December 31, 2003             821,256      1,467,716       2,288,972

Net income                                            2,137,025       2,137,025
Dividends paid                                 -       (155,797)       (155,797)
                                      ----------    -----------     -----------

Balance at December 31, 2004          $  821,256    $ 3,448,944     $ 4,270,200
                                      ==========    ===========     ===========

See notes to financial statements.

                                      F-19

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                            STATEMENTS OF CASH FLOWS


                                                                  Year ended
                                                                  December 31,
                                                         ----------------------------
                                                            2004              2003
                                                         -----------      -----------

Cash flows from operating activities:
    Net earnings                                         $ 2,137,025      $   602,245
    Adjustments to reconcile net income
      to net cash provided by (used in) operations:
      Depreciation and amortization                           31,471           27,054
      Provision for allowance on accounts receivable           3,598           29,501
      Gain/Loss on disposal of fixed assets                   (3,971)          (5,446)
      Changes in operating liabilities and assets:
        Trade accounts receivable                             (7,258)           9,889
        Prepaid expenses                                    (323,864)         (22,247)
        Related party receivables                           (473,397)          36,000
        Inventories                                           61,742          (53,781)
        Other receivables                                    (18,116)               -
        Prepaid land lease                                     1,485            1,486
        Trade accounts payable                                 8,629         (157,777)
        Other payables                                       (16,483)          27,425
        Accrued expenses                                         (22)         114,525
        Deposits                                               6,947             (756)
                                                         -----------      -----------
    Net cash provided by operations                        1,407,786          608,118

Cash flows from investing activities:

    Purchases of property, plant and equipment            (1,413,390)        (306,655)
                                                         -----------      -----------
        Net cash used in investing activities             (1,413,390)        (306,655)

Cash flows from financing activities:

    Proceeds from short-term notes payable                   243,358           78,502
    Payment of dividends                                    (155,797)               -
                                                         -----------      -----------
        Net cash provided by financing activities             87,561           78,502
                                                         -----------      -----------

    Increase in cash and cash equivalents                     81,957          379,965

    Cash and cash equivalents, beginning of period         1,109,110          729,145
                                                         -----------      -----------
    Cash and cash equivalents, end of period             $ 1,191,067      $ 1,109,110
                                                         ===========      ===========

Supplemental disclosures of cash flow information:
    Interest paid in cash                                $    56,006      $    74,333
                                                         ===========      ===========


See notes to financial statements.

                                      F-20

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

1.   NATURE OF OPERATIONS

Bazhou Deli Solar Energy Heating Co., Ltd. (the Company) was incorporated on
August 19, 1997 under the laws of the People's Republic of China (the PRC). In the PRC, Ltd, or Limited, is equivalent to Inc, or Incorporated, in the United
States (US).

The Company primarily manufactures and sells solar energy heaters, heating stoves, related accessories, and other solar energy products with the PRC.

2.   BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP). This basis differs from that used in the statutory accounts of the Company, which were prepared in accordance with the accounting principles and relevant financial regulations applicable to enterprises in the PRC. All necessary adjustments have been made to present the financial statements in accordance with US GAAP.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Economic and Political Risks

The Company faces a number of risks and challenges as a result of having primary operations and markets in the PRC. Changing political climates in the PRC could have a significant effect on the Company's business.

Cash and Cash Equivalents

For purposes of the statements of cash flows, cash and cash equivalents includes cash on hand and demand deposits held by banks. Cash deposits in banks are not insured by any government agency or entity.

Trade Accounts Receivable

Trade accounts receivable are recognized and carried at original invoice amount less an allowance for any uncollectible amounts. Management reviews past due accounts on a regular basis and determines collectibility based on a customer's current financial condition and recent payment history, and success in recent collection efforts. An estimate for doubtful accounts is made when collection of the full amount becomes questionable.

                                      F-21

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventories

Inventories consist of raw materials and low cost consumables for the construction of the company's products, as well as finished goods. The inventories are valued at the lower of cost (first-in, first-out method) or market. Impairment and changes in market value are evaluated on a per item basis. If the cost of the inventory exceeds the market value evaluation based on total inventory, provisions are made for the difference between the cost and the market value. Provision for potential obsolete or slow moving inventory is made based on analysis of inventory levels, age of inventory and future sales forecasts. Inventories consisted of the following:

                                       December 31, 2004     December 31, 2003
                                       -----------------     -----------------

Raw materials                                     38,148               166,753
Consumables                                       14,394                     -
Finished goods                                   246,456               193,987
                                       -----------------     -----------------
     Totals                                      298,998               360,740

Property, Plant, and Equipment

Property, plant and equipment is carried at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the useful lives of the assets. Amortization of leasehold improvements is calculated on a straight-line basis over the life of the asset or the term of the lease, whichever is shorter. Major renewals and betterments are capitalized and depreciated; maintenance and repairs that do not extend the life of the respective assets are charged to expense as incurred.
Upon disposal of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in income.
Depreciation related to property and equipment used in production is reported in cost of sales. Property and equipment are depreciated over their estimated useful lives as follows:

              Buildings                      50 years
              Machinery and equipment        10 years
              Vehicles                       7 years
              Computer equipment             3 years
              Office equipment               7 years

                                      F-22

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant, and Equipment (continued)

Land and buildings have historically been owned by the government in the PRC. As is generally the case with most businesses in the PRC, the Company has leased such assets on a lease term of 50 years and is depreciating the building over that term.

Construction in progress consists of the development of a new building intended for use as a warehouse and for additional operating capacity. During the years ended December 31, 2004 and 2003, respectively, the Company capitalized interest, related to the new building under construction, totaling approximately
$55,963, and $10,825. The capitalized interest is included in construction in progress on the balance sheet. This new building will be owned by the Company, not by the PRC, but the land on which the building sits is still owned by the
PRC and is under a 50 year lease, similar to the other land and buildings.

Long-term assets of the Company are reviewed annually to assess whether the carrying value has become impaired, according to the guidelines established in
Statement of Accounting Standards (SFAS) No. 144, "Accounting for the Impairment
of Disposal of Long-Lived Assets." The Company also evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. No impairment of assets was recorded in the periods reported.

Registered Capital

Companies in the PRC are not held by stock ownership as is the case in the US.
Those creating a company register and pay in a given amount of required registered capital at formation of the company, as required by laws in the PRC governing business entity formation.

Revenue Recognition

Revenues are recognized when (1) pervasive evidence of an arrangement exists;
(2) delivery has occurred and title has passed according to the sale terms, (3)
the seller's price to the buyer is fixed or determinable; and (4) collectibility is reasonably assured.

Advertising Expenses

Advertising costs are expensed as incurred. Advertising expense amounted to
$249,084 and $278,329 for the years ended December 31, 2004 and 2003, respectively.

                                      F-23

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign Currency and Comprehensive Income

The accompanying financial statements are presented in United States (US)
dollars. The functional currency is the Renminbi (RMB). The financial statements are translated into US dollars from RMB at year-end exchange rates for assets and liabilities, and weighted average exchange rates for revenues and expenses.
Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rate for RMB to US dollars has varied by only 100ths during 2004 and 2003. Thus, the consistent exchange rate used has been 8.28 RMB per each US dollar. Since there have been no greater fluctuations in the exchange rate, there is no gain or loss from foreign currency translation and no resulting other comprehensive income or loss.

RMB is not freely convertible into the currency of other nations. All such exchange transactions must take place through authorized institutions. There is no guarantee the RMB amounts could have been, or could be, converted into US dollars at rates used in translation.

Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

Currently, the Company has recorded no income taxes and no deferred taxes because it pays a fixed tax as assessed, and annually adjusted, by the State
Administration of Taxation of Bazhou and Bazhou Local Taxation Bureau.
Therefore, there is no income tax, per se, and there are no temporary differences in assets or liabilities.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                      F-24

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New Accounting Pronouncements

In May 2004, the Emerging Issues Task Force of the FASB came to a consensus regarding EITF 02-14 "Whether an Investor Should Apply the Equity Method of
Accounting to Investments Other Than Common Stock". The consensus of the task force is that the equity method of accounting is to be used for investments in common stock or in-substance common stock, effective for reporting periods beginning after September 15, 2004. The Company currently has no equity investments, and therefore no impact will be made on the financial statements of the Company.

In November 2004, the FASB issued Statement No. 151, "Inventory Costs". SFAS No.
151 requires that items such as idle facility expense, excessive spoilage, double freight, and rehandling costs be recognized as current period charges and that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The statement is effective for fiscal periods beginning after June 15, 2005. The Company believes that the application of SFAS No. 151 will have no significant impact on the financial statements.

In December 2004, the FASB issued Statement No. 153, "Exchange of Non-Monetary
Assets". SFAS No. 153 confirms that exchanges of nonmonetary assets are to be measured based on the fair value of the assets exchanged, except for exchanges of nonmonetary assets that do not have commercial substance. Those transactions are to be measured at entity specific values. The Company believes that the application of SFAS No. 153 will have no significant impact on the financial statements, as the Company has no immediate plans for the exchange of nonmonetary assets.

 In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based
Payment," which amends SFAS No. 123, "Accounting for Stock-Based Compensation."
SFAS No. 123, as revised, requires public entities to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. The cost will be recognized over the period during which an employee is required to provide service in exchange for the award. No compensation cost is recognized for equity instruments for which employees do not render the requisite service. The effective date for the
Company is the first reporting period beginning after December 15, 2005.
Management expects that the application of SFAS No. 123 (revised 2004) may have an adverse effect on its results of operations in the future, should the Company choose to compensate its employees with equity instruments of the Company.

                                      F-25

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

4.   PREPAID LAND LEASE

The Company paid in advance for the lease of one of its buildings and land for a fifty year time period, consisting of approximately $75,000 (see note 6). The amount is being amortized and recorded as rent expense over the 50 year term of the lease.

5.   SHORT-TERM NOTES PAYABLE

Short-term notes payable consist of renewable notes. The notes bear interest at rates ranging from 7.98% to 8.85%, are collateralized by the Company's inventory and building, and fall due between February and May 2005.

6.   LEASES

The Company leases land and buildings under non-cancelable lease arrangements accounted for as operating leases. One of the leases is a fifty year lease (see note 4) and the other, which was not paid in advance, is a twenty year lease.
Rent expense under non-cancelable leases was $13,901, and $7,186 during the years ended December 31, 2004 and 2003, respectively.

Future minimum lease payments of lease obligations are as follows:

                          2005                  $     14,500
                          2006                        14,500
                          2007                        14,500
                          2008                        14,500
                          2009                        14,500
                    Thereafter                       193,229
                                               -------------
                                                $    265,729
                                                ============

7.   RELATED PARTY TRANSACTIONS

Transactions with related parties can be substantiated by the Company as `arms length' transactions. Sales to a related party consisted of $149,995, and
$33,888 during the years ended December 31, 2004, and 2003, respectively.

Accounts receivable from related parties at December 31, 2004, and 2003, respectively, were $556,493, and $83,096.

                                      F-26

                   BAZHOU DELI SOLAR ENERGY HEATING CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

8.   CONTINGENCIES

The Company has not, historically, carried any property or casualty insurance.
No amounts have been accrued for any liability that could arise from the lack of insurance. Management believes the chances of such an obligation arising are remote.

Deposits in banks in the PRC are not insured by any government entity or agency, and are consequently exposed to risk of loss. Management believes the probability of a bank failure, causing loss to the Company, is remote.

9.   SUBSEQUENT EVENTS

During June and July 2004, the Company began activities with the intent to become registered as a public company in the US, most likely through a reverse merger. A new company was formed in the British Virgin Isles (BVI) to acquire the Company, in order to move the domicile from the PRC, after which it will likely be acquired by a public shell in the US. No further transactions or agreements related to these plans have been effected as of the issuance date of these financial statements.

                                      F-27

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 14, 2005                Meditech Pharmaceuticals, Inc.
                                        (Registrant)

                                        By:  /s/ John D. Kuhns
                                           ---------------------------------
                                           John D. Kuhns, Chairman